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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- JUNE 30, 2009*

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND (12/30/08)         S-6258-99 K

The following changes are effective on or about August 10, 2009.

The Principal Investment Strategies section is revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in the stocks of small companies. The Fund considers small companies to be those whose market capitalization falls within the range of companies in the S&P Global ex-U.S. Small Cap Index. The market capitalization within the Index will vary. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the market capitalization of the largest company held within the Index or falls below the market capitalization of the smallest company held within the Index. The Fund may invest in mature markets (such as the United Kingdom, Canada, and Japan) and in emerging markets (such as Korea, Mexico, and Russia). The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Batterymarch Financial Management, Inc. (Batterymarch) and Columbia Wanger Asset Management, L.P. (Columbia WAM) (the Subadvisers), which provide day-to-day management for the Fund. RiverSource Investments, subject to the oversight of the Fund's Board of Directors (Board), decides the proportion of the Fund assets to be managed by each subadviser, and may change these proportions at any time. The two Subadvisers act independently of each other and use their own methodology for selecting investments. The two Subadvisers employ an active investment strategy that focuses on companies that the asset manager believes will increase in value over time.

BATTERYMARCH
Batterymarch uses disciplined, systematic techniques to analyze a very broad universe of approximately 2,500 liquid stocks. All 2,500 liquid stocks are ranked on a daily basis across five fundamental dimensions: cash flow, earnings growth, expectations, value and technicals. Decisions to buy or sell particular stocks are based on their daily rankings; the best-ranked stocks are bought, while those that rank poorly are sold. Batterymarch determines region/sector allocations using proprietary models that incorporate both bottom-up stock data and the opinions of the investment team. Region/sector exposures are controlled for purposes of risk management.

Batterymarch may use foreign currency futures contracts or foreign currency forward contracts, with terms of up to six months in an effort to hedge existing positions or currency fluctuations. Batterymarch also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

COLUMBIA WAM
Columbia WAM invests primarily in stocks of small- and medium-sized companies based both outside and in the U.S. with capitalizations of less than $5 billion at the time of purchase. As long as the stock continues to meet the Fund's other investment criteria, Columbia WAM may choose to hold the stock even if it grows beyond that capitalization limit. Columbia WAM believes that companies with capitalizations of less than $5 billion at the time of purchase -- particularly outside the U.S. -- which are not as well known by financial analysts and which dominate a part of the market may offer higher return potential than the stocks of larger companies. Columbia WAM invests in the stocks of foreign companies based in developed markets and also emerging markets.

In making investments for the Fund, Columbia WAM typically looks for companies with:

- A strong business franchise that offers growth potential.

- Products and services that give a company a competitive advantage.

- A stock price that Columbia WAM believes is reasonable relative to the assets and earning power of the company.

Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM looks for growth potential, financial strength, and

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S-6258-6 A (6/09)
* Valid until Dec. 30, 2009

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fundamental value. Columbia WAM may identify what it believes are important economic, social, or technological trends (for example, the growth of outsourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

 GROWTH POTENTIAL                 FINANCIAL STRENGTH                 FUNDAMENTAL VALUE
 - superior technology            - low debt                         - reasonable stock price relative to growth potential
 - innovative marketing           - adequate working capital         - valuable assets
 - managerial skill               - conservative accounting
 - market niche                   practices
 - good earnings prospects        - adequate profit margin
 - strong demand for product


Columbia WAM believes that if the growth potential is realized, it may provide a basis for the company to outperform its peers. A strong balance sheet gives management greater flexibility to pursue strategic objectives and is essential to maintaining a competitive advantage. Once Columbia WAM uncovers an attractive company, it identifies a price that it believes would also make the stock a good value.

Columbia WAM may use foreign currency futures contracts or foreign currency forward contracts, with terms of up to one year in an effort to hedge existing positions, interest rate fluctuations or currency fluctuations. Columbia WAM also may purchase foreign currency for intermediate settlement in order to purchase foreign securities.

The Principal Risks section has been revised to add Sector Risk:

SECTOR RISK. Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund's principal investment strategies do not involve focusing on any particular sector, at times Columbia WAM's asset management strategy may cause the Fund to invest a large portion of its assets in a particular sector.

RiverSource Partners International Small Cap Fund will compare its performance to the following indexes:

                                                                 INDEX EFFECTIVE AUGUST
                    EXISTING INDEX                               10, 2009
Primary Benchmark   S&P Global ex-U.S. Under USD2 Billion        S&P Global ex-U.S.
                    Index                                        SmallCap Index


The S&P Global ex-U.S. SmallCap Index, an unmanaged benchmark, measures the small stock component of the S&P Global-ex US Broad Market Index. The benchmark consists of the bottom 15% of float-adjusted market capitalization stocks within developed and emerging markets globally (excluding the US).

The Fund's investment manager recommended to the Fund that the Fund change its comparative index from the S&P Global ex-U.S. Under USD2 Billion Index to the S&P Global ex-U.S. SmallCap Index. The investment manager made this recommendation because the new index more closely aligns to the Fund's investment strategy. Based on this recommendation, on August 10, 2009, the S&P Global ex-U.S. Under USD2 Billion Index will be replaced with the S&P Global ex-U.S. SmallCap Index, which will be used as the Fund's primary benchmark going forward. Information on both indexes will be included for a one year transition period. In the future, however, only the S&P Global ex-U.S. SmallCap Index will be included.

The information in the Investment Manager section regarding AIG Global Investment Corp. has been removed. The following information has been added:

COLUMBIA WAM
Columbia WAM, which has served as subadviser to the Fund since August 2009, is located at 227 West Monroe, Suite 3000, Chicago, Illinois. Columbia WAM, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. As of March 31, 2009, Columbia WAM had assets under management of approximately $17.1 billion. Columbia WAM is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, Columbia WAM acts as an investment manager for other institutional accounts. Columbia WAM may use the research and other expertise of its affiliates and third parties in managing the Fund's investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Columbia WAM are:

- P. Zachary Egan, co-portfolio manager, is a vice president of Columbia Acorn Trust. Mr. Egan is also the Director of International Research of Columbia WAM since December 2004. Mr. Egan has been a member of the international team since 1999 and a research fellow with the Robert Bosch Foundation in Stuttgart, Germany prior to that time. Mr. Egan is a CFA and earned his MA degree from the University of Chicago and his BA degree from Middlebury College.

- Louis J. Mendes III, co-portfolio manager, is a vice president of Columbia Acorn Trust. Mr. Mendes has been a member of the international team since 2001 and an analyst and portfolio manager with Merrill Lynch Investment Managers specializing in Asian equity markets prior to that time. Mr. Mendes is a CFA and earned his MA degree in International Management from the American Graduate School of International Management in Phoenix and BA degree from Columbia University.

The rest of this section remains the same.

S-6258-6 A (6/09)